EX-24

                                                     Exhibit 24

MBIA Capital/Claymore Managed Duration Investment Grade
                        Municipal Fund

MBIA Capital/Claymore Managed Duration Investment Grade
                      New York Municipal Fund

MBIA Capital/Claymore Managed Duration Investment Grade
                      California Municipal Fund


                             POWER OF ATTORNEY


     Ronald E. Toupin, Jr., whose signature appears below, hereby constitutes and appoints Clifford Corso, Mark Morris and Michael Jacobson, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies listed above (each, a Company) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the Acts), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Companys Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                    /s/  Ronald E. Toupin, Jr.
                                 ---------------------------------
                                         Ronald E. Toupin, Jr.

Dated:  July 21, 2003